UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2011

US FARMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27487	88-0350156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Rosecrans Street Suite 328 San Diego, California	92106
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 213-4154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Items 8.01 Other Events

On November 3, 2010, the Registrant filed a Current Report on Form 8-K to announce its updated plans to disclose quarterly and annual financial information to shareholders and the public markets through the Pink Sheets OTC Disclosure and News Service at www.otcmarkets.com in view of the fact that this service does not require companies to fulfill any requirements to disclose data.

On January 31, 2011, the Registrant revised its plans to continue placing all capital expenditures towards ongoing operations until such time the company may be more suitable to incur the related costs associated with disclosure on the Pink Sheets OTC Disclosure and News Service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Farms, Inc.

By: /s/ Yan K. Skwara

Date: January 31, 2011

Yan K. Skwara, Chief Executive Officer